EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of QuikByte Software, Inc. a Colorado corporation (the “Company”), do hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission (the “10-K Report”) that:
(1)	the 10-K Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

(2)	the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     A signed original of this written statement as required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.
Dated: March 30, 2009

By:	/s/ Glenn L. Halpryn
Glenn L. Halpryn,
Chief Executive Officer and President

By:	/s/ Alan Jay Weisberg
Alan Jay Weisberg,
Chief Financial and Accounting Officer